===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 20, 2002


                              SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)


          Maryland               000-21193              95-4582157
(State or other jurisdiction    (Commission             (IRS Employer
     of incorporation)          File Number)          Identification No.)


                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)

===============================================================================

Item 3.  Bankruptcy or Receivership.

         As previously reported in a Form 8-K filed on June 2, 2000, Sunterra Corporation (the "Company") and 36 of its affiliates filed voluntary petitions for bankruptcy under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland (Baltimore) (the "Bankruptcy Court"). Subsequently, two additional affiliates filed voluntary petitions under the Bankruptcy Code. The Chapter 11 cases have been consolidated for procedural purposes and are being jointly administered under Case No. 00-5-6931-55-JS.

         A hearing on the confirmation of the Company's Third Amended and Restated Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, As Amended (the "Plan"), was held on June 20, 2002, and the Plan was confirmed by the Bankruptcy Court pursuant to an Order Confirming Debtors' Third Amended and Restated Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, As Amended, signed on such date (the "Confirmation Order"). Upon satisfaction or waiver of certain conditions set forth in the Plan, the registrant is expected emerge from the proceedings under Chapter 11 of the Bankruptcy Code during the later part of July 2002 (the "Effective Date").

         The following summary of the material features of the Plan is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order. The Plan was filed as Exhibit 2.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on May 28, 2002 and is incorporated herein by reference in its entirety. The Confirmation Order, which includes certain amendments to the Plan, is included as Exhibit 99.1 to this Current Report on Form 8-K. Capitalized terms used in this report but not defined herein shall have the same meanings as in the Plan

Summary Treatment of Classified Claims
--------------------------------------

Class        Description            Treatment
-----        -----------            ---------

Class 1      Other Secured          Such treatment that either (a) leaves
             Claims                 unaltered the legal, equitable or
                                    contractual rights to which the holder of such Allowed Other Secured Claim is entitled or (b) leaves such Allowed Other Secured
                                    Claim unimpaired pursuant to section 1124(2) of the Bankruptcy Code.

Class 1a     Cypress Pointe         Holders of Allowed Cypress Pointe Notes
             Notes Claims           Claims will receive New Cypress Pointe
                                    Notes in an initial principal amount equal to the amount of the Allowed Cypress Pointe
                                    Notes Claim. Any Deficiency Claim related to an Allowed Cypress Pointe Notes Claim will be treated as an Allowed General Unsecured
                                    Claim and will be classified as a Class 9
                                    Claim.

Class        Description            Treatment
-----        -----------            ---------

Class 2      B of A Claims          Holders of Allowed B of A Claims, other than
                                    Oaktree Capital Management, LLC ("Oaktree"), will receive a promissory note secured by a designated collateral pool consisting of timeshare mortgages receivable and will have certain rights to receive a percentage of the cash collateral then held from the collateral pool securing the existing B of A
                                    Agreement in accordance with the Terms and Conditions for (A) Treatment of Secured
                                    Claim of Bank of America, N.A. and
                                    Co-Lenders under Plan of Reorganization of Sunterra Corp. and its Co-Debtor Affiliates in the Bankruptcy Court for the District of Maryland; and (B) Treatment of Secured
                                    Claims of Oaktree Capital Management, LLC
                                    (the "Term Sheet"). In accordance with the
                                    Term Sheet, Oaktree will receive a
                                    discounted cash payment in full satisfaction of its claim. The foregoing summary is qualified in its entirety by reference to the full text of the Term Sheet, which is included as Exhibit 99.2 to this Current
                                    Report on Form 8-K.

Class 3      UBOC Claims            Holders of Allowed UBOC Claims will receive
                                    a discounted cash payment. See the Term
                                    Sheet included as Exhibit 99.2 to this
                                    Current Report on Form 8-K.

Class 4      Mechanics' Lien        At the sole option of the Debtors or
             Claims                 Reorganized Debtors, as applicable, holders
                                    of Allowed Mechanics' Lien Claims will
                                    receive:

                                    (a) A Mechanic' Lien Note in an initial
                                    principal amount equal to the amount of the Allowed Mechanics' Lien Claims; or

                                    (b) Cash in a discounted amount mutually agreeable to the Debtors, the holder of the Allowed Mechanics' Lien Claim and the Creditors' Committee, and approved by the Bankruptcy Court.

                                    Any Deficiency Claim related to an Allowed
                                    Mechanics' Lien Claim will be treated as an Allowed General Unsecured Claim and will be classified as a Class 9 Claim.

Class 5      Priority Non-Tax       Unless otherwise agreed, holders of Priority
             Claims                 Non-Tax Claims will receive Cash in an
                                    amount equal to such Claim.

Class 6      9 1/4% Senior Notes    A pro rata share of the 9 1/4% Senior Notes
             Claims                 Stock Distribution.

Class 7      9 3/4% Senior          Holders of Allowed 9 3/4% Senior
             Subordinated           Subordinated Notes Claims will receive a pro
             Notes Claims           rata share of: (a) the 9 3/4% Senior
                                    Subordinated Notes Stock Distribution; and
                                    (b) the Class 7 Series A Litigation Trust
                                    Beneficial Interests. Holders of Allowed
                                    Class 7 Claims that assign Third Party
                                    Claims to the Litigation Trust will also receive a pro rata share of the Class 7
                                    Series B Litigation Trust Beneficial
                                    Interests.

Class 8      5 3/4% Convertible     Holders of Allowed 5 3/4% Convertible
             Subordinated           Subordinated Notes Claims will receive a pro
             Notes Claims           rata share of: (a) the 5 3/4% Convertible
                                    Subordinated Notes Distribution; and (b) the
                                    Class 8 Series A Litigation Trust Beneficial
                                    Interests. Holders of Allowed Class 8 Claims that assign Third Party Claims to the Litigation Trust will also receive a pro rata share of the Class 8 Series B
                                    Litigation Trust Beneficial Interests.

Class        Description            Treatment
-----        -----------            ---------

Class 9      General Unsecured      To the extent such Claim is not an Insured
             Claims                 Claim, holders of Allowed General Unsecured
                                    Claims will receive (a) shares of New
                                    Sunterra Common Stock equal to the product of such holder's Allowed General Unsecured
                                    Claim multiplied by the Equity Factor,
                                    provided however, that the aggregate amount of shares of New Sunterra Common Stock issued to all holders of Allowed General
                                    Unsecured Claims shall not exceed the
                                    General Unsecured Stock Distribution; and
                                    (b) such holder's pro rata share of the
                                    Class 9 Series A Litigation Trust Beneficial
                                    Interests. Holders of Allowed Class 9 Claims that assign Third Party Claims to the Litigation Trust will also receive a pro rata share of the Class 9 Series B
                                    Litigation Trust Beneficial Interests.

                                    That portion of each Allowed General
                                    Unsecured Claim that is an Insured Claim shall be paid solely and exclusively (a) from the proceeds of insurance relating to such Insured Claim as and when such proceeds are received; or (b) by the applicable insurance carriers to the extent of such insurance.

                                    Holders of an Allowed General Unsecured
                                    Claim may reduce such Claim to $1,000 and opt into Class 12. Each holder of a General Unsecured Claim who opts into Class 12 shall be deemed to have expressly waived any Claim in excess of the maximum claim amount entitling such holder treatment under Class 12.

Class 10     Encore Package         Holders of Allowed Encore Package Claims
             Claims                 will receive a New Encore Package (with
                                    terms substantially similar to the Encore
                                    Package relating to such holder's Allowed
                                    Encore Package Claim). Each holder of an
                                    Allowed Encore Package Claim shall be deemed to have expressly released all Claims relating to or arising from such Encore
                                    Package.

Class 11     Mini-Vacation          At the sole option of the Debtors or
             Package Claims         Reorganized Debtors, as applicable, Holders
                                    of Allowed Mini-Vacation Package Claims will receive: (a) a New Mini-Vacation Package
                                    (with terms substantially similar to those set forth in Exhibit E to the Plan); or (b) in full satisfaction of Allowed
                                    Mini-Vacation Package Claims, Cash in an amount equal to such Claim; provided, however, that the aggregate amount of Allowed Mini-Vacation Package Claims does not exceed $350,000. Each holder of an Allowed Mini-Vacation Package Claim shall be deemed to have expressly released all Claims relating to or arising from such Mini-Vacation Package.

Class 12     Convenience            Unless otherwise agreed, Claims of equal to
             Claims                 or less than $1,000 will be paid in Cash in
                                    an amount equal to the lesser of: a) 54% of the amount of the Allowed Convenience Claim;
                                    or b) $540; provided, however, that in the event that the aggregate amount of Allowed
                                    Convenience Claims exceeds $1.5 million, then each holder of an Allowed Convenience
                                    Claim shall receive such holder's pro rata share of the Convenience Claim Distribution.

Class 13     Interdebtor Claims     No distribution. All Interdebtor Claims will
                                    be deemed discharged and released as of the Effective Date.

Class 14     Sunterra               Reinstated on terms and conditions that are
             Affiliates             satisfactory to Reorganized Sunterra.
             Claims

Class 15     Equity Interests       No distribution. All Equity Interests will
                                    be deemed cancelled as of the Effective
                                    Date.

Class 16     Existing               No distribution.
             Securities
             Law Claims

Class 17     510(c) Claims          No distribution.


Litigation Trust
----------------

         Under the Plan, holders of Allowed Claims in Classes 7, 8 and 9 are entitled to participate in the Litigation Trust. All holders of Allowed Claims in those Classes will receive Series A Beneficial Interests in the Litigation Trust. Series B Beneficial Interests in the Litigation Trust shall be allocated only to those holders of Claims in Classes 7, 8 or 9 that affirmatively indicate on an assignment form (to be provided following the Effective Date) to assign their Third Party Claims to the Litigation Trust and return the form by the date indicated. Net distributable proceeds of the Litigation Trust will be allocated 60% to Estate Litigation Claims and 40% to Third Party Claims, regardless of the actual source of such proceeds. The 40% of the net distributable proceeds allocated to Third Party Claims will be allocated pro rata to all holders who have contributed Third Party Claims to the Litigation Trust, notwithstanding any otherwise applicable contractual subordination provisions. The 60% of the net distributable proceeds allocated to Estate Litigation Claims will be subject to all applicable contractual subordination provisions as provided in the Litigation Trust Agreement. Additional provisions relating to distributions will be provided in the definitive Litigation Trust Agreement, which will be entered into on the Effective Date.

         Beneficial Interests in the Litigation Trust will not be represented by any certificates, and will not be transferable or assignable except by will, the laws of intestacy, or by operation of law.

Post-Effective Date Capitalization
----------------------------------

         All common stock and options to purchase common stock of the Company which are outstanding immediately prior to the Effective Date ("Old Common Stock and Options") will not receive or retain any property under the Plan on account of such Old Common Stock and Options. On the Effective Date, all of such Old Common Stock and Options will be deemed cancelled and extinguished. Based on current estimates of Claims likely to be Allowed, as well as other factors, following the Effective Date, the Company expects to issue (i) approximately 20 million shares of New Sunterra Common Stock and (ii) New Sunterra Warrants exercisable for 600,000 shares, to certain classes of creditors pursuant to the Plan. In addition, the Company will issue warrants to purchase 5% of the fully diluted shares of New Sunterra Common Stock to the Company's bankruptcy exit lender (the "Exit Lender Warrants"). Also, as disclosed below under "New Management Incentive Plan," stock options exercisable for approximately 2.013 million shares of New Sunterra Common Stock are subject to grant to employees, officers, directors and consultants of the Company and its affiliates.

         The following information is only a preliminary estimate of distributions to Unsecured Creditors based upon a preliminary review of the Claims filed on or before the Bar Date. Upon the completion of a detailed analysis of the proofs of claim, the actual amount of Claims and the actual distributions of New Sunterra Common Stock and New Sunterra Warrants may differ from the current estimates.

                         Shares of New         Percent          Shares of New Sunterra
                       Sunterra Common        Ownership      Common Stock Underlying New      Percent Ownership
                             Stock           (Undiluted)          Sunterra Warrants            (Fully-Diluted)/1/
                             -----           -----------          -----------------            ------------------
 Class 6                  11,003,470            55.0%                    -0-                        46.2
 Class 7                   6,641,607            33.2%                    -0-                        27.9
 Class 8                     400,000             2.9%                  600,000                       4.2
 Class 9                   1,954,923             9.8%                    -0-                         8.2
 -------                  ----------            -----                  -------                      ----

 TOTAL                    20,000,000             100%                  600,000                      86.5%
                          ==========            ====                   =======                      ====

----------
/1/ Takes into account (i) options to purchase 2,012,821 shares of New Sunterra Common Stock subject to grant under the New Management Incentive Plan, (ii) 600,000 shares purchasable pursuant to the New Sunterra Warrants and (iii) 1,190,149 shares purchasable pursuant to the Exit Lender Warrants.


New Management Incentive Plan
-----------------------------

         On the Effective Date, the Company will adopt and implement the New Management Incentive Plan as a management and employee retention arrangement. The following New Management Options will be reserved by the Board of Directors of the Company effective as of the Effective Date:

         o An option grant to certain officers and senior managers (other than the Company's President and Chief Executive Officer) of the Company to purchase 1,500,000 shares or 6.30% of the fully diluted New Sunterra Common Stock as of the Effective Date, with an exercise price equal $15.25 per share, based on the Company's assumed Enterprise Value of $525,000,000, and on such other terms as may be determined by the Board of Directors of the Company, subject to the terms of the New Management Incentive Plan; and

         o An option grant to Nicholas J. Benson, the Company's President and Chief Executive Officer, to purchase 512,821 or 2.15% of the fully diluted New Sunterra Common Stock as of the Effective Date. These options will have an exercise price equal to $15.25 per share, and will be subject to vesting over four years, subject to acceleration in the event of a change in control of the Company (as defined in Mr. Benson's employment agreement included as Exhibit 10.3 to the Current Report on Form 8-K filed February 11, 2002).

Board of Directors
------------------

         On the Effective Date, the Company's existing Board of Directors shall be deemed to have resigned and the Board of Directors of the Company shall then consist of seven (7) members as follows: (a) Nicholas J. Benson (the President and CEO of the Company), (b) Arthur Amron and Frederick Simon (appointees of WK Investors LLC), (iii) Kaye Handley (appointee of SunAmerica Investments, Inc.),
(c) David Gubbay (appointee of Conseco Capital Management, Inc.), and (d) Bradford T. Whitmore and Charles F. Willes (appointees of Grace Bros. Ltd.)

Financial Information
---------------------

          As of May 31, 2002, the consolidated assets and liabilities of the Company, on an unaudited and historical cost basis, were approximately $622 million and $966 million (of which approximately $586 million are liabilities subject to compromise under the Plan), respectively. On or about the Effective Date, the Company will implement "fresh start accounting," which will require it to restate all its assets and liabilities at their fair value. The impact of fresh start accounting is not reflected in the above disclosure of the assets and liabilities of the Company at

May 31, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit No.  Description
              -----------  -----------

                  99.1 Order Confirming Debtors' Third Amended and Restated Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, As Amended, dated June 20, 2002

                  99.2 Terms and Conditions for (A) Treatment of Secured Claim of Bank of America, N.A. and Co-Lenders under Plan of Reorganization of Sunterra Corp. and its Co-Debtor Affiliates in the Bankruptcy Court for the District of Maryland; and (B) Treatment of Secured Claims of Oaktree Capital Management, LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SUNTERRA CORPORATION



Date: July 3, 2002                By:          /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Chief Financial Officer and Vice President

                                  EXHIBIT INDEX


       Exhibit No.    Description
       -----------    -----------

           99.1 Order Confirming Debtors' Third Amended and Restated Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, As Amended, dated June 20, 2002

           99.2 Terms and Conditions for (A) Treatment of Secured Claim of Bank of America, N.A. and Co-Lenders under Plan of Reorganization of Sunterra Corp. and its Co-Debtor Affiliates in the Bankruptcy Court for the District of Maryland; and (B) Treatment of Secured Claims of Oaktree Capital Management, LLC